U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 31, 2002



                            Cole Computer Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                           0-23819                         76-547762
 (state  of                 (Commission  File  Number)            (IRS  Employer
incorporation)                                                     I.D.  Number)



                            1005 Metropolitan Avenue
                            Oklahoma City, OK 73128
                                 (405) 491-7300
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address if changed since last report)




Item  5.  Other Events

Effective  August  31,  2002,  Cynthia  Cole  resigned as Director and Corporate
Secretary  of  Cole  Computer  Corporation  to  pursue  other  interest.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September  4,  2002                   Cole  Computer  Corporation



                                             By:/s/John  L.  Ruth
                                                --------------------------------

                                                 John  L.  Ruth
                                                 President  and  Director